                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Report of Independent Accountants................ 22
Dividend Reinvestment Plan....................... 23

VMO ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned              [photo]
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our
forward progress. I am pleased to          DENNIS J. MCDONNELL AND DON G. POWELL
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury

                                                           Continued on page two
bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

[CREDIT QUALITY GRAPH]
Portfolio Composition by Credit Quality* as of October 31, 1997

AAA.................  52.7%
AA..................  13.9%
A...................  13.5%
BBB.................  19.9%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We slightly increased the Trust's heavy weighting in high-quality bonds and decreased its holdings in lower-quality issues. As of October 31, 52.7 percent of long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. The increase in AAA-rated securities reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market. AAA-rated bonds are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, AAA-rated bonds tend to perform better than lower-rated securities. Of the remaining long-term investments, 27.4 percent were rated AA or A and 19.9 percent were rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's. Bonds rated BBB tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was light due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of the narrow yield spreads, there was often not enough incentive for the Trust to purchase lower-rated securities and take on the additional credit risk.

                                                         Continued on page three

    Our acquisitions emphasized single-family housing and airport bonds, which have relatively high yields, as well as health-care bonds, which continue to benefit from industry consolidation. Sales included the Trust's $13 million position in an electric utility issue that was experiencing credit problems.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, we lengthened the Trust's duration in order to enhance its price appreciation potential. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when rates are declining. Portfolios with short durations tend to do better when rates are rising. As of October 31, the duration of the Trust's bond portfolio stood at
7.75 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. We expect to reduce the Trust's duration in the near future in order to bring it closer to the benchmark.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

                    General Purpose................... 17.4%
                    Single-Family Housing............. 13.2%
                    Wholesale Electric................ 12.4%
                    Airport............................ 9.0%
                    Health Care........................ 8.6%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Municipal Opportunity Trust generated a total return at market price of
16.54 percent(1). The Trust offered a tax-exempt distribution rate of 5.98 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $15.0625, an 11.2 percent discount to its net asset value of $16.96. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.34 percent(4) (for investors in the federal income tax bracket of 36 percent).

                                                          Continued on page four

                                  [BAR CHART]



Twelve-month Dividend History
For the Period Ended October 31, 1997


                                     Nov     Dec     Jan     Feb     Mar     Apr     May     Jun     Jul     Aug     Sep     Oct
                                    1996    1996    1997    1997    1997    1997    1997    1997    1997    1997    1997    1997
Distribution per Common Share       $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075  $0.075

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.


OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
                           (NYSE TICKER SYMBOL--VMO)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........    16.54%
One-year total return based on NAV(2)....................    11.11%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.98%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.34%

 SHARE VALUATIONS

Net asset value..........................................  $  16.96
Closing common stock price...............................  $15.0625
One-year high common stock price (07/31/97)..............  $ 15.500
One-year low common stock price (12/17/96)...............  $ 13.250
Preferred share (Series A) rate(5).......................    3.600%
Preferred share (Series B) rate(5).......................    3.520%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.7%
          ALABAMA  0.5%
$ 2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg.................    6.950%  01/01/20  $  2,195,520
                                                                                ------------
          CALIFORNIA  5.9%
  1,545   California Hsg Fin Agy Rev Home Mtg Ser B1......    6.300   08/01/08     1,627,580
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (AMBAC Insd)..............    6.000   07/01/27     2,068,540
  1,110   California Rural Home Mtg Fin Mtg Backed Secs Pg
          Ser C (GNMA Collateralized).....................    7.800   02/01/28     1,254,589
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd).....................................        *   09/01/17     1,729,450
  4,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (c)..................................  0/7.050   01/01/10     2,943,160
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)...........................................    6.000   07/01/06     5,517,900
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)...........................................    6.000   07/01/08     5,575,600
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................    6.000   06/01/08     3,343,350
                                                                                ------------
                                                                                  24,060,169
                                                                                ------------
          COLORADO  7.2%
  2,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05).......    7.000   08/31/26     2,371,400
  1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
          Castle Rock Ser A (FSA Insd)....................    6.100   12/01/16     1,039,630
  1,500   Colorado Hsg Fin Auth Multi-Family Hsg Ins Mtg
          Ser B2..........................................    5.800   10/01/28     1,509,150
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          A2..............................................    7.250   05/01/27     1,678,350
  1,405   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          A3..............................................    7.000   11/01/24     1,490,368
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1..............................................    7.550   11/01/27     1,693,620
  3,200   Denver, CO City & Cnty Arpt Rev Ser A...........    8.500   11/15/07     3,609,184
    300   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00)........................    8.500   11/15/07       342,141
  5,145   Denver, CO City & Cnty Arpt Rev Ser A...........    8.875   11/15/12     5,985,637
  1,855   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01)........................    8.875   11/15/12     2,199,603
  1,750   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)...........................................    6.250   11/15/06     1,944,443
  1,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)...........................................    6.250   11/15/07     1,116,530
  2,500   E-470 Pub Hwy Auth CO Rev Sr Ser A (MBIA
          Insd)...........................................    5.000   09/01/17     2,444,450
  1,005   Greeley, CO Multi-Family Rev Hsg Mtg Creek Stone
          (FHA Gtd).......................................    5.950   07/01/28     1,022,959
  1,000   Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
          Insd)...........................................    6.500   06/15/11     1,154,350
                                                                                ------------
                                                                                  29,601,815
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          CONNECTICUT  1.0%
$ 1,700   Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A Private Placement (d)...................    6.500%  09/01/06  $  1,895,568
  2,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser
          A, 144A Private Placement (d)...................    6.400   09/01/11     2,213,200
                                                                                ------------
                                                                                   4,108,768
                                                                                ------------
          DISTRICT OF COLUMBIA  0.5%
  2,000   Metropolitan Washington, DC Arpt Auth Genl Arpt
          Rev Ser A (FGIC Insd)...........................    7.250   10/01/10     2,174,600
                                                                                ------------
          FLORIDA  0.8%
  3,000   Florida St Brd Edl Cap Outlay Pub Edl Ser A.....    5.875   06/01/16     3,136,890
                                                                                ------------
          GEORGIA  2.8%
  3,027   Fulton Cnty, GA Lease Rev, 144A Private
          Placement (d)...................................    7.250   06/15/10     3,522,937
  7,000   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)...........................................    6.500   01/01/20     8,142,680
                                                                                ------------
                                                                                  11,665,617
                                                                                ------------
          HAWAII  1.3%
  5,000   Hawaii St Arpt Sys Rev Ser 2....................    7.000   07/01/18     5,442,350
                                                                                ------------
          IDAHO  0.3%
  1,075   Idaho Hsg & Fin Assn Single Family Mtg Mezz Ser
          E 2.............................................    5.950   07/01/14     1,102,240
                                                                                ------------
          ILLINOIS  5.7%
  5,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A Rfdg (MBIA Insd) (b)..........    6.375   01/01/12     5,486,900
  6,400   Chicago, IL Sch Fin Auth Ser A (MBIA Insd)......    5.000   06/01/09     6,410,176
    970   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).................................    7.000   09/01/27     1,076,836
  1,125   Chicago, IL Single Family Mtg Rev Ser B (GNMA
          Collateralized).................................    7.625   09/01/27     1,272,848
  3,285   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj..................................    8.125   11/15/19     3,726,274
  1,475   Regional Tran Auth IL Ser A (AMBAC Insd)........    6.500   06/01/15     1,616,718
  1,410   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5 (FGIC
          Insd)...........................................    6.400   12/01/03     1,559,812
  1,865   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5 (FGIC
          Insd)...........................................    6.500   12/01/05     2,107,245
                                                                                ------------
                                                                                  23,256,809
                                                                                ------------
          INDIANA  0.7%
  2,500   Purdue Univ, IN Univ Rev Student Fee Ser B......    6.750   07/01/09     2,832,750
                                                                                ------------
          KENTUCKY  1.2%
  1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (a).........    5.750   03/01/02     1,049,630
  1,475   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd) (a).........    6.200   03/01/08     1,627,648
  1,000   Kentucky Econ Dev Fin Auth Hosp Sys Rev
          Appalachian Regl Rfdg & Impt (a)................    5.600   10/01/08     1,000,000
  1,350   Kentucky Hsg Corp Hsg Rev Ser B.................    6.250   07/01/28     1,416,919
                                                                                ------------
                                                                                   5,094,197
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MAINE  0.9%
$ 2,305   Maine Edl Ln Auth Rev Supplemental Pgm Ser A1...    7.000%  12/01/16  $  2,491,359
  1,265   Maine Edl Ln Auth Rev Supplemental Pgm Ser A2...    7.150   12/01/16     1,372,652
                                                                                ------------
                                                                                   3,864,011
                                                                                ------------
          MARYLAND  1.7%
  3,500   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser...............    7.250   04/01/19     3,748,815
  3,005   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser...............    7.300   04/01/25     3,214,899
                                                                                ------------
                                                                                   6,963,714
                                                                                ------------
          MASSACHUSETTS  1.3%
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd).....................................    3.100   07/01/13     1,849,820
  3,000   Plymouth Cnty, MA Ctfs Partn Ser A..............    7.000   04/01/22     3,368,490
                                                                                ------------
                                                                                   5,218,310
                                                                                ------------
          MICHIGAN  1.2%
  4,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd).................    6.875   09/01/22     4,949,190
                                                                                ------------
          MISSISSIPPI  1.6%
  3,750   Mississippi Home Corp Single Family Rev Mtg Ser
          C (GNMA Collateralized).........................    7.600   06/01/29     4,245,225
  2,000   Mississippi Home Corp Single Family Rev Mtg Ser
          F (GNMA Collateralized).........................    7.550   12/01/27     2,267,160
                                                                                ------------
                                                                                   6,512,385
                                                                                ------------
          MISSOURI  1.4%
  1,485   Saint Charles Cnty, MO Indl Dev Auth Indl Rev
          Dev Westchester Vlg Apts Ser A Rfdg (FNMA
          Collateralized).................................    6.150   02/01/27     1,544,370
    865   Saint Louis Cnty, MO Single Family Mtg Rev (MBIA
          Insd)...........................................    6.900   04/01/16       923,111
  3,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd) (b)......    6.200   06/01/10     3,388,260
                                                                                ------------
                                                                                   5,855,741
                                                                                ------------
          NEVADA  1.1%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
          (FGIC Insd).....................................    6.700   06/01/22     4,351,080
                                                                                ------------
          NEW HAMPSHIRE  0.5%
  2,000   New Hampshire St Hsg Fin Auth Single Family Rev
          Mtg Acquisition Ser B Rfdg......................    6.100   07/01/28     2,069,040
                                                                                ------------
          NEW JERSEY  5.7%
 20,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)............................    5.900   03/15/21    21,937,200
  1,395   New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)...................    7.000   07/01/04     1,590,384
                                                                                ------------
                                                                                  23,527,584
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW MEXICO  2.1%
$   835   Hobbs, NM Single Family Mtg Rev Rfdg............    8.750%  07/01/11  $    935,709
  5,195   New Mexico Mtg Fin Auth Single Family Mtg Pgm
          Ser G (GNMA Collateralized).....................    7.250   07/01/26     5,548,676
  2,000   University of NM Technology Dev Corp Lease Rev
          Univ Cent Resh Pk Proj Ser A (MBIA Insd)........    6.450   08/15/18     2,216,840
                                                                                ------------
                                                                                   8,701,225
                                                                                ------------
          NEW YORK  21.3%
  3,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
          Ser 5 Rfdg......................................    7.000   07/01/12     3,271,770
  2,000   Metropolitan Trans Auth NY Commuter Facs Rev
          (a).............................................    5.500   07/01/14     1,951,580
  1,440   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj.............................    6.100   01/01/09     1,533,110
  3,000   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj.............................    6.000   01/01/15     3,133,440
  5,000   New York City Muni Wtr Fin Auth Ser B...........    5.750   06/15/29     5,135,650
 10,000   New York City Ser A.............................    7.000   08/01/07    11,476,700
  5,000   New York City Ser A Rfdg........................    7.000   08/01/05     5,676,700
    635   New York City Ser D (b).........................    7.500   02/01/19       711,314
  7,365   New York City Ser D (Prerefunded @ 02/01/02)
          (b).............................................    7.500   02/01/19     8,395,437
  6,060   New York St Dorm Auth Rev City Univ Ser F.......    5.500   07/01/12     6,112,298
  1,500   New York St Dorm Auth Rev Dept Ed St of NY Issue
          Ser A...........................................    5.800   07/01/22     1,530,465
  1,500   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A...........................................    5.750   08/15/12     1,558,605
  2,070   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B...........................................    5.750   08/15/10     2,179,669
  3,750   New York St Dorm Auth Rev St Univ Edl Fac.......    5.000   05/15/17     3,585,450
  5,000   New York St Dorm Auth Rev St Univ Edl Fac.......    5.125   05/15/21     4,792,200
  1,365   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg............................................    5.250   05/15/09     1,400,040
  1,900   New York St Mtg Agy Rev Homeowner Mtg Ser 58....    6.400   04/01/27     2,027,585
  6,400   New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg..................................    5.750   04/01/09     6,711,552
  1,100   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 4.......................................    5.375   01/01/23     1,076,889
  3,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 7.......................................    5.700   01/01/27     3,034,320
  3,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd).....    6.650   01/15/23     3,832,220
  2,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................    6.000   12/01/07     2,755,350
  5,400   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)................    5.750   12/01/22     5,570,694
                                                                                ------------
                                                                                  87,453,038
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NORTH CAROLINA  3.0%
$11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd).................................    6.000%  01/01/12  $ 12,147,520
                                                                                ------------
          OHIO  1.9%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball Stadium
          Proj (c)........................................  0/6.500   12/01/07       849,690
  1,325   Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Partners Rfdg Ser B (MBIA Insd).................    5.625   09/01/15     1,370,646
  3,000   Lucas Cnty, OH Hosp Rev Promedica Hlthcare Oblig
          (MBIA Insd).....................................    6.000   11/15/07     3,319,320
  1,000   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1
          (GNMA Collateralized)...........................    6.150   03/01/29     1,050,570
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partnership Proj Rfdg (AMBAC Insd)..............    6.375   04/01/29     1,079,680
                                                                                ------------
                                                                                   7,669,906
                                                                                ------------
          OKLAHOMA  2.2%
  2,000   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd).....................    6.125   06/01/05     2,172,640
  3,140   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd).....................    6.250   06/01/08     3,482,543
  3,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc.............................................    7.600   12/01/30     3,311,430
                                                                                ------------
                                                                                   8,966,613
                                                                                ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp.....    6.350   08/01/25     2,108,340
                                                                                ------------
          PENNSYLVANIA  8.8%
  2,000   Allegheny Cnty, PA Arpt Rev Rfdg Pittsburgh Intl
          Arpt A (MBIA Insd)..............................    5.750   01/01/10     2,144,780
  5,000   Beaver Cnty, PA (MBIA Insd) (a).................    5.150   10/01/17     4,964,700
  6,655   Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B...............................    6.875   10/01/17     7,168,633
  8,500   Geisinger Auth PA Hlth Sys Ser A................    6.400   07/01/22     9,087,605
  1,000   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd).............    5.950   05/01/27     1,040,570
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          60A Rfdg........................................    5.850   10/01/27     2,543,625
  1,000   Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...    6.800   06/15/22     1,106,150
  3,200   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC Insd)
          (a).............................................    5.000   08/01/16     3,105,024
  5,055   Philadelphia, PA Wtr & Wstwtr Ser A (AMBAC Insd)
          (a).............................................    5.000   08/01/17     4,900,367
                                                                                ------------
                                                                                  36,061,454
                                                                                ------------
          TENNESSEE  0.6%
  1,365   Metropolitan Govt Nashville & Davidson Cnty TN H
          & E Facs Brd Rev (a)............................    5.500   05/01/05     1,436,308
    945   Metropolitan Govt Nashville & Davidson Cnty TN H
          & E Facs Brd Rev (a)............................    5.500   05/01/06       993,743
                                                                                ------------
                                                                                   2,430,051
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          TEXAS  4.6%
$ 1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (a)...    6.500%  11/15/05  $  1,110,650
  4,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc (b).........................    7.000   11/01/01     4,856,445
  2,525   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc.............................    7.625   11/01/21     2,799,215
  5,000   Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp
          (Prerefunded 04/15/02) (b)......................    7.300   04/15/12     5,686,050
  1,820   Texas Genl Svcs Comm Partn Int Lease Purch Ctfs,
          144A Private Placement (d)......................    7.250   08/15/11     1,857,954
  2,500   Texas St Dept Hsg & Community Affairs Single
          Family Rev Teams Mtg Ser A Class 3 (MBIA
          Insd)...........................................    5.800   09/01/29     2,526,025
                                                                                ------------
                                                                                  18,836,339
                                                                                ------------
          UTAH  1.9%
  1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)................................    5.750   07/01/19     1,558,050
  1,500   Intermountain Pwr Agy UT Rev Ser E Rfdg (FSA
          Insd)...........................................    6.000   07/01/06     1,648,590
  2,250   Utah St Hsg Fin Agy Single Family Ser C 2.......    6.000   07/01/15     2,312,482
  2,260   Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          B3..............................................    7.100   07/01/24     2,389,611
                                                                                ------------
                                                                                   7,908,733
                                                                                ------------
          VIRGINIA  2.0%
  8,200   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (Prerefunded @
          01/01/00) (MBIA Insd)...........................    4.700   01/01/20     8,422,466
                                                                                ------------
          WASHINGTON  6.8%
  9,850   Bellevue, WA Convention Cent Comp Int Rfdg (MBIA
          Insd)...........................................        *   02/01/25     2,227,775
 10,975   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev Ser A Rfdg (MBIA Insd)....................    5.700   07/01/17    11,162,672
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev Ser B Rfdg (MBIA Insd)....................    5.600   07/01/15    10,134,600
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser A Rfdg (AMBAC Insd)...................    6.000   07/01/08     2,193,120
  5,125   Washington St Pub Pwr Supply Sys Nuclear Proj No
          3 Rev Ser C Rfdg (MBIA Insd)....................        *   07/01/14     2,101,865
                                                                                ------------
                                                                                  27,820,032
                                                                                ------------
          WEST VIRGINIA  2.1%
  8,000   Harrison Cnty, WV Cmnty Solid Waste Disp Rev
          West Penn Pwr Co Proj Ser A (b).................    6.875   04/15/22     8,643,920
                                                                                ------------
          WISCONSIN  1.2%
  1,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A......................................    6.750   04/01/27     1,077,170
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser C...........................................    6.250   09/01/17     3,679,690
                                                                                ------------
                                                                                   4,756,860
                                                                                ------------
          WYOMING  0.4%
  1,500   Wyoming Cmnty Dev Auth Hsg Rev Ser 2............    6.350   06/01/29     1,580,445
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  102.7%
  (Cost $386,936,247).........................................................   421,489,722
SHORT-TERM INVESTMENTS AT AMORTIZED COST 1.0%.................................     4,200,000
                                                                                ------------
TOTAL INVESTMENTS  103.7%
  (Cost $391,136,247).........................................................   425,689,722
                                                                                ------------
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%).................................   (15,377,116)
                                                                                ------------
NET ASSETS  100.0%............................................................  $410,312,606
                                                                                 -----------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $391,136,247).......................  $425,689,722
Cash........................................................        54,077
Receivables:
  Interest..................................................     7,030,164
  Investments Sold..........................................        86,312
Other.......................................................         2,579
                                                              ------------
      Total Assets..........................................   432,862,854
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    21,738,488
  Investment Advisory Fee...................................       225,818
  Income Distributions--Common and Preferred Shares.........       171,939
  Administrative Fee........................................        69,482
  Variation Margin on Futures...............................        46,875
  Affiliates................................................        14,647
Accrued Expenses............................................       210,577
Trustees' Deferred Compensation and Retirement Plans........        72,422
                                                              ------------
      Total Liabilities.....................................    22,550,248
                                                              ------------
NET ASSETS..................................................  $410,312,606
                                                              ============
NET ASSETS CONSIST OF:

Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $50,000 per share)........................................  $150,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................       153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation.................................    34,074,139
Accumulated Undistributed Net Investment Income.............     1,307,038
Accumulated Net Realized Loss...............................    (1,941,858
                                                              ------------
      Net Assets Applicable to Common Shares................   260,312,606
                                                              ------------
NET ASSETS..................................................  $410,312,606
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($260,312,606 divided
  by 15,352,891 shares outstanding).........................  $      16.96
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $23,385,433
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,612,031
Administrative Fee..........................................      803,702
Preferred Share Maintenance.................................      379,659
Custody.....................................................       41,632
Trustees' Fees and Expenses.................................       26,876
Legal.......................................................       17,958
Amortization of Organizational Costs........................        3,788
Other.......................................................      256,730
                                                              -----------
    Total Expenses..........................................    4,142,376
                                                              -----------
NET INVESTMENT INCOME.......................................  $19,243,057
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,453,914
  Futures...................................................   (2,025,146)
                                                              -----------
Net Realized Loss...........................................     (571,232)
                                                              -----------
Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................   20,761,700
                                                              -----------
End of the Period:
  Investments...............................................   34,553,475
  Futures...................................................     (479,336)
                                                              -----------
                                                               34,074,139
                                                              -----------
Net Unrealized Appreciation During the Period...............   13,312,439
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $12,741,207
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $31,984,264
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $ 19,243,057       $ 19,513,539
Net Realized Gain/Loss..................................       (571,232)         4,500,707
Net Unrealized Appreciation/Depreciation During the
  Period................................................     13,312,439           (423,449)
                                                           ------------       ------------
Change in Net Assets from Operations....................     31,984,264         23,590,797
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................    (13,817,017)       (13,909,348)
  Preferred Shares......................................     (5,359,157)        (5,459,584)
                                                           ------------       ------------
Total Distributions.....................................    (19,176,174)       (19,368,932)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     12,808,090          4,221,865
NET ASSETS:
Beginning of the Period.................................    397,504,516        393,282,651
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,307,038 and $1,240,155,
  respectively).........................................   $410,312,606       $397,504,516
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                         April 24, 1992
                                                                                          (Commencement
                                                Year Ended October 31                     of Investment
                                  --------------------------------------------------     Operations) to
                                     1997         1996      1995      1994      1993   October 31, 1992
-------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)....   $ 16.121    $15.846   $14.389   $17.297   $14.990       $14.771
                                   --------    -------   -------   -------   -------        ------
 Net Investment Income..........      1.253      1.271     1.275     1.303     1.354          .611
 Net Realized and Unrealized
   Gain/Loss....................       .830       .266     1.584    (2.918)    2.332          .083
                                   --------    -------   -------   -------   -------        ------
Total from Investment
 Operations.....................      2.083      1.537     2.859    (1.615)    3.686          .694
                                   --------    -------   -------   -------   -------        ------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders...............       .900       .906     1.012     1.020     1.020          .340
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....       .349       .356      .390      .273      .282          .135
 Distributions from Net Realized
   Gain on Securities:
   Paid to Common
     Shareholders...............        -0-        -0-       -0-       -0-      .057           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.....        -0-        -0-       -0-       -0-      .020           -0-
                                   --------    -------   -------   -------   -------        ------
Total Distributions.............      1.249      1.262     1.402     1.293     1.379          .475
                                   --------    -------   -------   -------   -------        ------
Net Asset Value, End of the
 Period.........................   $ 16.955    $16.121   $15.846   $14.389   $17.297       $14.990
                                  ============ ========  ========  ========  ========  ===========
Market Price Per Share at End of
 the Period.....................   $15.0625    $13.750   $13.625   $13.000   $16.375       $14.500
Total Investment Return at
 Market Price (b)...............     16.54%      7.72%    12.70%   (14.96%)   20.85%        (1.16%)*
Total Return at Net Asset Value
 (c)............................     11.11%      7.61%    17.74%   (11.30%)   23.17%         2.10%*
Net Assets at End of the Period
 (In millions)..................   $  410.3    $ 397.5   $ 393.3   $ 370.9   $ 415.6       $ 380.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares.........................      1.64%      1.66%     1.75%     1.69%     1.62%         1.54%
Ratio of Expenses to Average Net
 Assets.........................      1.03%      1.03%     1.06%     1.05%     1.02%         1.04%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)............................      5.51%      5.73%     5.87%     6.43%     6.51%         5.82%
Portfolio Turnover..............        49%        85%       70%       76%       52%           53%*

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Opportunity Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                                October 31, 1997
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended April 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $2,421,194 which will expire between October 31, 2003 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions at October 31, 1997.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $391,136,247; the aggregate gross unrealized appreciation is $34,647,049 and the aggregate gross unrealized depreciation is $93,574 resulting in net unrealized appreciation of $34,553,475.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.6% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1997
--------------------------------------------------------------------------------

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $9,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $107,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $206,765,016 and $195,688,584, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index, and typically

                                October 31, 1997
--------------------------------------------------------------------------------

closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at October 31, 1996..........................      200
Futures Opened...........................................    1,551
Futures Closed...........................................   (1,601)
                                                            ------
Outstanding at October 31, 1997..........................      150
                                                            ======

    The futures contracts outstanding as of October 31, 1997, and the description and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
U.S. Treasury Long Bond Future, Short Contracts
  December 1997 - (Current Notional Value of
     $118,469 per contract).....................     150         $479,336
                                                     ===         ========

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 3,000 Auction Preferred Shares ("APS") in two series of 1,500 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on October 31, 1997 was 3.560%. During the year ended October 31, 1997, the rates ranged from 3.350% to 3.947%.

                                October 31, 1997
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Municipal Opportunity Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Opportunity Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 13,011,081 shares voted for the proposal, 186,132 shares voted against, 235,999 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 2,185 shares voted in his favor, 0 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 13,215,611 shares voted in his favor, 215,416 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year 13,202,193 shares voted for the proposal, 76,413 shares voted against, 154,593 shares abstained and 0 shares represented broker non-votes.